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                                                                   Exhibit 10.19


                              PHARMACIA CORPORATION

                          2001 LONG-TERM INCENTIVE PLAN


         The purpose of the Pharmacia Corporation 2001 Long-Term Incentive Plan (the Plan) is to provide (i) designated employees of Pharmacia Corporation (the Company) and its parents, subsidiaries and affiliates, (ii) certain consultants and advisors who perform services for the Company or its parents, subsidiaries or affiliates and (iii) non-employee members of the Board of Directors of the Company (the Board) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards, and other stock-based awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

         1.  Administration

         (a) Committee. The Plan shall be administered and interpreted by a committee appointed by the Board (the Committee), which may consist of two or more persons who are outside directors as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), and related Treasury regulations and non-employee directors as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act). However, the Board may ratify or approve any grants as it deems appropriate. The Committee may delegate any or all of its powers under the Plan to an individual or subcommittee, with respect to grants to persons who are not executive officers of the Company. To the extent that the Board or an individual or subcommittee administers the Plan, references in the Plan to the Committee shall be deemed to refer to the Board, individual, or subcommittee.

         (b) Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

         (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.


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         2.  Grants

         Awards under the Plan may consist of grants of incentive stock options as described in Section 5 (Incentive Stock Options), nonqualified stock options as described in Section 5 (Nonqualified Stock Options) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as Options), stock awards as described in Section 6 (Stock Awards), stock appreciation rights as described in Section 7 (SARs) and other stock-based awards as described in
Section 8 (all of the foregoing are hereinafter collectively referred to as Grants). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the Grant Instrument). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.  Shares Subject to the Plan

         (a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (Company Stock) that may be issued or transferred under the Plan is 55,000,000 shares of which only 1,000,000 shares may be subject to Stock Awards or other stock-based awards. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 2,500,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any other Grants are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided,



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however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

         4.  Eligibility for Participation

         (a) Eligible Persons. All employees of the Company and its Parents, Subsidiaries and Affiliates (as defined below) (Employees), including Employees who are officers or members of the Board, and members of the Board who are not Employees (Non-Employee Directors) shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its Parents, Subsidiaries or Affiliates (Consultants) shall be eligible to participate in the Plan if the Consultants render bona fide services to the Company or its Parents, Subsidiaries or Affiliates, the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultants do not directly or indirectly promote or maintain a market for the Company's securities.

         (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Consultants to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Consultants and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as Grantees.

         (c) Definitions.

             (i) The term "Parent" means any corporation (or partnership, joint venture, or other enterprise) in an unbroken chain ending with the Company if each of the entities, other than the last entity in the unbroken chain, owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors of one or more of the other entities in the chain (or comparable equity participation and voting power).

             (ii) The term "Subsidiary" means any corporation (or partnership, joint venture, or other enterprise) of which the Company, a Parent or a Subsidiary owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

             (iii) The term "Affiliate" means any corporation (or partnership, joint venture, or other enterprise) of which the Company, a Parent or a Subsidiary owns or controls, directly or indirectly, 10% or more, but less than 50%, of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).




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         5.  Granting of Options

         (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Consultants.

         (b) Type of Option and Price.

             (i) The Committee may grant Incentive Stock Options that are intended to qualify as incentive stock options within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or a parent or subsidiary corporation as defined in sections 424(e) and 424(f) of the Code. Nonqualified Stock Options may be granted to any Employees, Non-Employee Directors and Consultants.

             (ii) The purchase price (the Exercise Price) of Company Stock subject to an Option shall be determined by the Committee; provided, however, that (x) the Exercise Price of an Option shall be equal to, or greater than, the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company (as defined in sections 424(e) and 424(f) of the Code), unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

             (iii) The Fair Market Value per share of Company Stock shall mean the average of the highest and lowest prices per share of the Company Stock on the New York Stock Exchange (the "NYSE"), or such other national securities exchange as may be designated by the Committee, on the applicable date, or, if there are no sales of Company Stock on the NYSE on such date, then the average of the highest and lowest prices of the Company Stock on the last previous day on which a sale on the NYSE is reported.

         (c) Option Term. The Committee shall determine the term of each Option. The term of an Option shall not exceed ten years from the date of grant (except as provided in Section 22(c)). An Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company (as defined in sections 424(e) and 424(f) of the Code), may not have a term that exceeds five years from the date of grant.



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         (d) Exercisability of Options.

             (i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. Unless the Committee determines otherwise, no Option may become exercisable before the first anniversary of the date of grant (except as provided in Section 14(a)). The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

             (ii) The Committee may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the Exercise Price, or such other restrictions as the Committee deems appropriate.

         (e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than 100% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee's death, Disability or Retirement, or upon a Change in Control (in accordance with Section 14(a)) or other circumstances permitted by applicable regulations).

         (f) Termination of Employment, Retirement, Disability or Death.

         Notwithstanding the following, in all cases (except as provided in Section 14(a)), upon the termination of a Grantee's employment or service with the Company for any reason, any Option granted to such Grantee less than one year prior to the Grantee's date of termination of employment or service with the Company shall terminate as of such date of termination, unless the Committee determines otherwise. Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company (as defined below) as an Employee, Consultant or member of the Board.

             (i) In the event that a Grantee ceases to be employed by, or provide service to, the Company on account of an involuntary termination of the Grantee's employment or service by the Company for any reason other than for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.



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             (ii)  In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company, unless the Committee determines otherwise. In addition, notwithstanding any other provisions of this
Section 5, and unless the Committee determines otherwise, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture. In addition to the foregoing, the Committee may impose such other conditions and restrictions as it deems appropriate in the event a Grantee engages in conduct that constitute Cause.

             (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of Retirement, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three years after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall immediately vest and become exercisable as of such date.

             (iv) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three years after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall immediately vest and become exercisable as of such date.

             (v) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within three years after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's



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Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall immediately vest and become exercisable as of such date.

             (vi) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of voluntary termination by the Grantee, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

             (vi)  For purposes of this Section 5(f) and Sections 6, 7, and 8:

             (A) The term Company shall mean the Company and its Parents, Subsidiaries and Affiliates, except as otherwise determined by the Committee.

             (B) The term "employed by, or provide service to, the Company" shall mean employment or service with the Company or a Parent, Subsidiary or Affiliate, as described in Section 9.

             (C) Disability shall mean a Grantee's permanent and total disability within the meaning of section 22(e)(3) of the Code or the Grantee becomes entitled to receive long-term disability benefits under the Company's long-term disability plan applicable to the Grantee, or such other definition of Disability as the Committee shall determine.

             (D) Cause shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company,
         (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached any written confidentiality, non-competition or non-solicitation agreement between the Grantee and the Company or (v) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

             (E) Retirement shall mean a Grantee's termination of employment or service with the Company after the Grantee attains age 50, or such other definition of Retirement as the Committee shall determine.

         (g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the




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Committee (w) in cash, (x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 11) at the time of exercise.

         (h) Reload Options. The Committee may provide in a Grant Instrument that if the Grantee uses shares of Company Stock to exercise an Option, and the Grantee is then in the employment or service of the Company and is eligible to receive grants under the Plan, the Grantee will receive a Grant of additional Options to purchase a number of shares of Company Stock equal to the number of whole shares used to exercise the Option and, if the Grant Instrument so designates, the number of whole shares, if any, withheld in payment of any taxes. Such additional Options shall be granted with an Exercise Price equal to the Fair Market Value of the Company Stock on the date of grant of such additional Options, or at such other Exercise Price as the Committee may establish, for a term not longer than the unexpired term of the exercised Option and on such other terms as the Committee shall determine. A Grantee may only receive reload Options if the Grant Instrument specifically provides for such Options.

         (i) Dividend Equivalents. The Committee may grant dividend equivalents in connection with Options granted under the Plan. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash or shares of Company Stock, and upon such terms as the Committee may establish.

         (j) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of sections 424(e) and (f) of the Code).

         6. Stock Awards



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         The Committee may issue or transfer shares of Company Stock to an
Employee, Non-Employee Director or Consultant under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

         (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the Restriction Period.

         (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

         (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         (d) Restrictions on Transfer. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a Successor Grantee under Section 12(a). The Committee may hold Stock Awards in escrow until all restrictions on such shares have lapsed.

         (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

         (f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

         (g) Stock Award Units. The Committee may also grant Stock Awards that are expressed as units, or hypothetical shares, of Company Stock, on such terms as the Committee deems appropriate. These Stock Award units may be paid in cash or in shares of Company Stock, as the Committee determines.



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         7.  Stock Appreciation Rights

         (a) General Requirements. The Committee may grant stock appreciation rights (SARs) to an Employee, Non-Employee Director or Consultant separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount equal to or greater than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.

         (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

         (c) Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Company or during the applicable period after termination of employment or service as described in Section 5(f). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

         (d) Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have a base amount not less than 100% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Grantee's death, Disability or Retirement, or upon a Change in Control (in accordance with Section 14(a)) or other circumstances permitted by applicable regulations).

         (e) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a), or such other amount as the Committee may determine.



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         (f)  Form of Payment. The Committee shall determine whether the appreciation in an SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

         8. Other Stock-Based Awards. The Committee may grant to Employees, Non-Employee Directors and Consultants other awards of Company Stock or awards that are valued in whole or in part by reference to, or are otherwise based on, Company Stock, with such terms and conditions as the Committee deems appropriate.

         9. Employment or Service With the Company. For purposes of the Plan, employment or service with the Company shall mean employment or service as an Employee or Consultant of the Company, a Parent, Subsidiary or Affiliate, or service as a member of the Board, unless the Committee determines otherwise. For purposes of exercising Options and SARs and satisfying conditions with respect to other Grants, a transfer of a Grantee among the Company and its Parents, Subsidiaries and Affiliates shall not be considered a termination of employment or service, unless the Committee determines otherwise. Without limiting the foregoing, the Committee shall have the right at any time to determine that a Grantee's transfer of employment or service to an Affiliate will not be considered continued employment or service with the Company for purposes of a particular Grant under the Plan.

         10. Deferrals

         The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Grant. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

         11. Withholding of Taxes

         (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options, Stock Awards and other Grants paid in Company Stock, the Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to Grants paid in Company

Stock by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.


         12. Transferability of Grants

         (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee (Successor Grantee) may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

         (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         13. Change in Control of the Company

         A Change in Control shall mean:

         (a) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 33% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions of Outstanding Company Common Stock or Outstanding Company Voting Securities shall not constitute a Change in Control: (A) any acquisition by the Company, (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (c) of this Section shall be satisfied; and provided further that, for purposes of clause (A), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 33% or more of the Outstanding Company Common Stock or 33% or more of the Outstanding Company Voting Securities by reason of any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

         (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least three-quarters of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

         (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation involving the Company unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 50% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of the then outstanding shares of common stock of such corporation or 33% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

         (d) (i) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the then outstanding shares of common stock thereof and more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company), or any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of the then outstanding shares of common stock thereof or 33% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition (or were approved directly or indirectly by the Incumbent Board).

         14. Consequences of a Change in Control

         (a) Notice and Acceleration. Upon a Change in Control, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change in Control, (ii) all outstanding Options and SARs shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Stock Awards or other stock-based awards shall immediately lapse.

         (b) Other Alternatives. Notwithstanding the foregoing, subject to subsection (c) below, in the event of a Change in Control, the Committee may take any of the following actions with respect to any or all outstanding Grants: the Committee may (i) determine that outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and that other outstanding Grants shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, (iii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, or (iv) determine that Grantees shall receive a payment in settlement of Stock Awards and other stock-based awards, in such amount and form as may be determined by the Committee. Such surrender, termination or settlement shall take place as of the date of the Change in Control or such other date as the Committee may specify.

         (c) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Change in Control ineligible for pooling of interests accounting treatment or that would make the Change in Control ineligible for desired tax treatment if, in the absence of such right, the Change in Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change in Control.

         15. Requirements for Issuance or Transfer of Shares

         No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         16. Amendment and Termination of the Plan

         (a) Amendment. The Board or its delegate may amend or terminate the Plan at any time; provided, however, that the Board or its delegate shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.


         (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

         (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 22(b) or otherwise as specifically permitted by the Plan or Grant Instrument. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 22(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.


         17. Funding of the Plan

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         18. Rights of Participants

         Nothing in this Plan shall entitle any Employee, Consultant, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         19. No Fractional Shares

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         20. Headings

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         21. Effective Date of the Plan.

         Subject to approval by the Company's stockholders, the Plan shall be effective on April 18, 2001.

         22. Miscellaneous

         (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or
(ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any Parent, Subsidiary or Affiliate in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

         (b) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, as applicable, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

         (c) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions different from those specified in this Plan (including without limitation granting Options with a term longer than ten years if appropriate to assure favorable tax treatment) as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications and amendments, and establish such procedures and subplans, as may be necessary or advisable to comply with provisions of laws in other countries in which the Company or its Parent, Subsidiaries or Affiliates operate or have employees; provided, however, that, except as described above, any such modification, amendment, procedure or subplan shall not be inconsistent with the terms of the Plan.

         (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.